UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 1, 2013

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 1.01 – Entry into a Material Definitive Agreement	3

Item 9.01 – Financial Statements and Exhibits	6

Signatures	6

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Item 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously announced, on November 1, 2013, NewBridge Bancorp ("NewBridge"), its wholly-owned subsidiary, NewBridge Bank and CapStone Bank ("CapStone") entered into an Agreement and Plan of Combination and Reorganization (“Agreement”). Pursuant to the Agreement, CapStone will, on the terms and subject to the conditions set forth in the Agreement, merge with and into NewBridge Bank, so that NewBridge Bank will be the surviving banking corporation in the combination.

The combination was unanimously approved by the boards of directors of each company. The combination, which is subject to customary closing conditions, including shareholder and regulatory approval, is expected to close in the first quarter of 2014. The rebranding of Capstone offices is anticipated to occur in the second quarter of 2014.

At the effective time of the combination (“Effective Time”), each share of common stock, par value $5.00 per share, of CapStone issued and outstanding immediately before the Effective Time (“CapStone Common Stock”) will be converted into the right to receive 2.25 shares of Class A (voting) common stock, no par value per share, of NewBridge (“NewBridge Common Stock”). Also at the Effective Time, each option to acquire shares of CapStone Common Stock, whether vested or unvested, that is outstanding and unexercised immediately before the Effective Time (“CapStone Stock Options”) will be converted into an option to purchase NewBridge Common Stock. At the Effective Time, the CapStone Common Stock, along with any unexercised CapStone Stock Options, will be cancelled. There are presently 3,587,748 shares of CapStone Common Stock and 628,487 CapStone Stock Options issued and outstanding.

Any holder of shares of CapStone Common Stock who perfects such holder’s dissenters’ rights of appraisal in accordance with and as contemplated by the North Carolina Business Corporation Act (“NCBCA”) shall be entitled to receive the value of such shares in cash as determined pursuant to such provision of the NCBCA.

The Agreement requires that NewBridge and CapStone promptly prepare a joint proxy statement, and NewBridge promptly files with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which will include the joint proxy statement/prospectus. Following the effectiveness of the registration statement, each of NewBridge and CapStone are required to promptly call a meeting of shareholders for the purpose of obtaining the requisite shareholder approvals for the combination.

Each party’s obligation to effect the combination is subject to the satisfaction or waiver, at or before the Effective Time, of certain conditions, including, but not limited to (i) the receipt of the requisite shareholder approvals for the combination, (ii) the listing of NewBridge Common Stock to be issued upon consummation of the combination on The Nasdaq Global Select Market, (iii) the effectiveness of the registration statement on Form S-4, (iv) the issuance of an opinion to the effect that the combination will be treated as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, for federal income tax purposes, (v) the receipt of all requisite regulatory approvals, and (vi) the representations and warranties of the other party being true and correct as of the date of the Agreement and as of the Effective Time.

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The Agreement also includes detailed representations, warranties and covenants of NewBridge and CapStone, and termination provisions customary for transactions of this type, including provision for reimbursement of expenses and payment of a termination fee. Until the Effective Time, CapStone has agreed to, among other things, conduct its business in the ordinary course in all material respects, use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees, and take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of either of NewBridge or CapStone to obtain any necessary regulatory approvals or to perform its covenants and agreements under the Agreement or to consummate the transactions contemplated thereby. CapStone has also agreed not to initiate, solicit, facilitate or encourage discussions with third parties regarding other proposals to acquire CapStone and it has agreed to certain restrictions on its ability to respond to such proposals, as more fully described in the Agreement.

The foregoing description of the Agreement is a summary and does not purport to be a complete description of all of the terms of the Agreement and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Agreement includes representations and warranties each party has made to the other. The assertions embodied in the representations and warranties are qualified by information in confidential disclosure schedules the parties delivered to each other when they executed the Agreement. Certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders and investors, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise, and investors should not rely on the representations and warranties for any other purpose.

Disclosures About Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward-looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of NewBridge and its management about future events. The accuracy of such forward-looking statements could be affected by factors including, but not limited to, the financial success or changing conditions or strategies of NewBridge’s clients or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions. Additional factors that could cause actual results to differ materially from those anticipated by forward-looking statements are discussed in NewBridge’s filings with the SEC, including without limitation its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. NewBridge undertakes no obligation to revise or update these statements following the date of this press release.

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About NewBridge Bancorp

NewBridge Bancorp is the bank holding company for NewBridge Bank, a full service, state-chartered community bank headquartered in Greensboro, North Carolina. The stock of NewBridge Bancorp trades on the NASDAQ Global Select Market under the symbol “NBBC.”

As one of the largest community banks in North Carolina, NewBridge Bank serves small to midsize businesses, professionals and consumers with a comprehensive array of financial services, including retail and commercial banking, private banking, wealth management and mortgage banking. NewBridge Bank has assets of approximately $2 billion and 36 branches and several loan production offices throughout North Carolina.

About CapStone Bank

Headquartered in Raleigh, North Carolina, with branches in Cary, Clinton, Fuquay-Varina and Raleigh, CapStone Bank provides a full range of commercial and retail banking services with a special focus on serving the deposit and lending needs of small to midsize businesses, operating companies, and professionals. In addition to its business relationships, CapStone offers comprehensive personal banking products and services to effectively serve individual customers and as an enhancement to its commercial relationships services. CapStone’s philosophy is quite simple – to provide an unprecedented level of “high-touch” service delivered by a local team of experienced, knowledgeable bankers, backed by competitive technology. For more information, visit www.CapStoneBank.com.

Additional Information About the Combination and Where to Find It
In connection with the proposed combination, NewBridge will file with the SEC a registration statement on Form S-4 to register the shares of NewBridge Common Stock to be issued to the shareholders of CapStone. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of NewBridge and CapStone seeking their approval of the combination and related matters. In addition, NewBridge and CapStone may file other relevant documents concerning the proposed combination with the SEC.

INVESTORS AND SHAREHOLDERS OF BOTH COMPANIES ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEWBRIDGE, CAPSTONE AND THE PROPOSED TRANSACTION.

Investors and shareholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to NewBridge Bancorp, 1501 Highwoods Boulevard, Suite 400, Greensboro, N.C. 27410, Attention: Investor Relations (telephone: 336-369-0900), or CapStone Bank, 4505 Falls of Neuse Road, Suite 150, Raleigh, N.C. 27609, Attention: Investor Relations (telephone: 919-256-6803), or by accessing NewBridge’s website at www.newbridgebank.com under "Investor Relations" or CapStone's website at www.capstonebank.com under "Investor Relations." The information on NewBridge’s and CapStone's websites is not, and shall not be deemed to be, a part of this release or incorporated into other filings either company makes with the SEC.

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NewBridge and CapStone and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of NewBridge and/or CapStone in connection with the combination. Information about the directors and executive officers of NewBridge is set forth in the proxy statement for NewBridge’s 2013 annual meeting of shareholders filed with the SEC on March 25, 2013.  Information about the directors and executive officers of CapStone is set forth in the proxy statement for CapStone's 2013 annual meeting of shareholders. Additional information regarding the interests of these participants and other persons who may be deemed participants in the combination may be obtained by reading the joint proxy statement/prospectus regarding the combination when it becomes available.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

Exhibit 2.1	Agreement and Plan of Combination and Reorganization dated as of November 1, 2013, by and among CapStone Bank, NewBridge Bancorp and NewBridge Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP
Dated: November 6, 2013	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Senior Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 2.1	Agreement and Plan of Combination and Reorganization dated as of November 1, 2013, by and among CapStone Bank, NewBridge Bancorp and NewBridge Bank.

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